UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 1, 2004

First Metroplex Capital, Inc.

(Exact name of registrant as specified in its charter)

Texas	333-111153	71-0919962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16000 Dallas Parkway, Suite 125, Dallas, Texas		75248
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (972) 720-9000

15950 Dallas Parkway, Suite 525, Dallas, Texas 75248
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                                    OTHER EVENTS AND REGULATION FD DISCLOSURE.

On December 1, 2004, First Metroplex Capital, Inc., Dallas, Texas (the “Company”) completed its initial public offering of its common stock following the filing of a Post-Effective Amendment to its Registration Statement on Form SB-2 increasing the maximum size of the offering from $14.0 million to $16.8 million.  A copy of the Company’s press release announcing the completion of the offering and the opening of its banking subsidiary, T Bank, is attached as Exhibit 99.1 to this Current Report.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

(a)                                  Financial Statements of Business Acquired.

Not applicable

(b)                                 Pro Forma Financial Information.

Not applicable

(c)                                  Exhibits.  The following exhibit is filed herewith:

99.1                           Press release, dated December 1, 2004, titled “First Metroplex Capital Completes Initial Public Offering”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Metroplex Capital, Inc.

Dated: December 1, 2004	By:	/s/ Patrick G. Adams
Patrick G. Adams
President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated December 1, 2004, titled “First Metroplex Capital Completes Initial Public Offering”.